Exhibit 10.1

SECOND AMENDMENT TO

INTERNATIONAL DISTRIBUTION AGREEMENT

This Second Amendment to International Distribution Agreement (this “Amendment”), effective as of April 23, 2015 (the “Amendment Effective Date”), is entered into between Response Biomedical Corp., having an office at 1781 – 75th Avenue West, Vancouver, BC, Canada V6P 6P2 (“Response”), and Shanghai Elite Bio Co., Ltd (上海澳宜德生物技术有限公司), a China company with principal offices at Suite B207, Bldg. No. 1, 3891 Jin Xiu Road, Pudong New District, Shanghai 201204, China (“Distributor”). Response and Distributor are sometimes referred herein individually as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, the Parties executed the International Distribution Agreement as of September 18, 2013 (the “Agreement”), pursuant to which Response appointed Distributor the exclusive distributor of Products to Customers in a certain territory during the Term. The Parties further executed the First Amendment to International Distribution Agreement dated May 26, 2014 (the “1st Amendment”), pursuant to which the Parties revised certain schedules of the Agreement.

WHEREAS, the Parties now wish to further amend the Agreements stated herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	All capitalized terms used in this Amendment and not otherwise defined or amended herein shall have the same meaning as those defined in the Agreement.

2.	The corresponding articles of the Agreement are amended as follows:

(1)	The definition of “Territory” in article 1.18 is deleted in its entirety and replaced with the following one:

1.18 “Territory” means the People’s Republic of China (for the purpose of this Agreement, the Territory excludes Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan).

(2)	Article 2.1 is deleted in its entirety and replaced with the following one:

2.1 “Appointment as Distributor in the Territory”. Subject to the terms and conditions of this Agreement, Response grants Distributor, and Distributor accepts a non-transferable right to Distribute the Products to Customers in the Territory during the Term. The rights granted by Response pursuant to this Section 2.1 are exclusive in that, provided Distributor remains in full compliance with the terms of this Agreement, and except as otherwise provided in Section 3.2 and Section 4.7, Response will not Distribute, or appoint any other distributor to Distribute, the Products in the Territory during the Term. No other rights are granted to Distributor hereunder, including any rights to distribute Products outside of the Territory or to distribute any products of Response other than the Products.

Notwithstanding the preceding paragraph, (i) the existing distributor of the Products in the Territory (if any) will be permitted to continue to exercise any rights it has to sell off its remaining inventory of Products, and (ii) any sub-dealer of the Products shall be entitled to sell the Products to a hospital if the hospital director has signed a statement, in the form provided by Response, designating such sub-dealer as its preferred distributor of the Products and Distributor agrees to work with such specified sub-dealer on commercially reasonable terms.

(3)	Article 3.9 is deleted in its entirety and replaced with the following one:

3.9 Invoicing and Payment. Upon acceptance of a purchase order under Section 3.6, Response shall issue to Distributor, via email, a written acceptance of the purchase order setting out the Transfer Prices of the Products to be delivered pursuant to such purchase order. Upon Product sale at such time that Response makes the Products available for pick-up by Distributor’s carrier, Response shall issue to Distributor, via email, a proforma invoice setting out the Transfer Prices of the Products to be delivered and any other amounts owing in respect thereof, including amounts initially paid or payable by Response but to be borne by Distributor. Distributor will prepay [***]1 percent of the amount of the proforma invoice prior to shipment of Products by Response. The remaining [***]2 percent of the proforma invoice, adjusted for actual quantities shipped will be invoiced to Distributor in a final invoice which will be paid by Distributor within [***]3 calendar days from the date of shipment. If Distributor fails to make any payment when due, or if, in the judgment of Response, the financial condition of Distributor at any time does not justify the continuation of the terms of payment originally specified, then, without limiting Response’s rights, Response may, in its discretion, cancel and/or suspend future deliveries, and/or require prepayment, letter of credit, or other payment method(s).

(4)	Article 4.7 is deleted in its entirety and replaced with the following one:

4.7 Covenant Not to Compete. As partial consideration for the Distribution rights granted to Distributer in this Agreement, during the Term and for a period of twelve (12) months following the expiration or termination of this Agreement and to the extent permitted under Applicable Law, Distributor shall not and shall cause its shareholder(s), Affiliate(s), directors, officers and agent not to, market, promote, solicit orders for, distribute, or sell or provide services in the Territory, either directly or indirectly, in connection with any products competitive to the Products or any products that perform the same general function as the Products, nor assist any other person in doing so, except with the prior written consent of Response. Distributor will provide Response with information about products competitive with the Product being Distributed in the Territory of which Distributor becomes aware. The Distributor acknowledges that Response retains the sole discretion to determine if a certain product is competitive with the Product. If Distributor breaches the foregoing covenant at any time during the Term, Response may without prejudice to any rights or remedies available to Response under Applicable Law, at its option, terminate this Agreement in accordance with Section 11.3(d). Distributor acknowledges and agrees that the provisions of this Section 4.7 have been negotiated at arms’ length, are reasonable and necessary to protect the legitimate interests of the parties and that Response would not have entered into this Agreement in the absence of such provisions.

1 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

2 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

3 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

(5)	Article 4.10 is deleted in its entirety and replaced with the following one:

4.10 Compliance with Certain Laws. Distributor acknowledges that Products and other materials made available to the Distributor by Response hereunder may be subject to the Government of Canada’s export control list or other laws or regulations of Canada related to the export of technical data, equipment and products. Distributor agrees to comply with all such applicable laws and regulations in connection with the Distribution of the Products. Distributor further warrants and covenants to Response that:

(a)

Distributor, its Affiliates, and its and their respective principals, officers, directors, employees, agents, consultants, and joint venture partners, and any other party acting on behalf of Distributor (collectively as “Distributor Representatives”), have not and shall not offer, promise, provide, or accept any item of value (broadly meaning any monetary payment, such as fees or commissions, or nonmonetary benefit, such as employment opportunities, gifts, travel or entertainment), directly or indirectly, to or from any person in exchange for a business advantage;

(b)

All Distributor Representatives shall abide by all applicable anti-bribery and corruption laws, including the United States Foreign Corrupt Practices Act of 1977 as amended, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions of 1999, and any other international or local laws of a similar nature or having similar effect now existing or to be enacted in the future;

(c)

No Distributor Representative (i) is listed on the Office of Foreign Assets Control’s (“OFAC”) “Specially Designated National and Blocked Person List” (“SDN List”) or otherwise subject to any sanction administered by OFAC (“U.S. Economic Sanctions”); (ii) is owned, controlled by or acting on behalf of, directly or indirectly, any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction; (iii) has made sales to, contracted with, or otherwise engaged in any dealing or transaction with or for the benefit of any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction during the previous five years; or (iv) has used, directly or indirectly, any corporate funds to contribute to or finance the activities of any person, entity, or government listed on the SDN List or otherwise subject to any U.S. Economic Sanction; and

(d)

Distributor and its Affiliates (i) are in compliance in all material respects with all Applicable Laws relating to anti-money laundering, and (ii) are not and have not been part of any proceedings (nor is any such proceeding pending or threatened) with respect to any such laws.

Distributor hereby agrees to indemnify and hold Response harmless from any breach by Distributor of this Section 4.10.

(6)	Article 5.1 is deleted in its entirety and replaced with the following one:

5.1 Support to be Provided by Response. Response shall provide the following support to Distributor:

(a)	reasonable technical support in the event of any Product performance issues;
(b)	training of Distributor’s sales representatives regarding the Product done at the discretion of Response as on-line or in-person training in a single or multiple sessions;
(c)	Supply a minimum of [***][4] sample cartridges [***][5] for each lot of each RAMP Assay shipped to Distributor; and
(d)	Supply [***][6] sample tests [***][7] for each new Response Reader System or Response Reader Advanced System Control Module purchased by Distributor.

The Parties agree that costs and expenses arising from or in connection with Response’s provision of the abovementioned support shall be shared between the Parties in a way agreeable to the Parties. Furthermore, during the calendar year 2015, Response agrees to support promotional and marketing expenditures for Distributor in an aggregate amount up to [***]8. This support will be via a combination of direct services or training provided by Response and cost or expenditures by Distributor to be reimbursed. For the costs and expenditures to be reimbursed, Distributor shall seek pre-approval from Response prior to the occurrence of the costs or expenditures, otherwise Response reserves the right to refuse to make reimbursement to Distributor, and Distributor shall provide supporting documentation (including but not limited to invoices and/or contracts and proof of payment) upon Response’s request.

4 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

5 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

6 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

7 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

8 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

(7)	Article 6.2.2 is deleted in its entirety and replaced with the following one:

6.2.2 Distributor shall comply with Applicable Laws with regard to timely reporting of adverse events and deficiencies of Products, and shall immediately (and in any event within twenty-four (24) hours) notify Response of any such adverse events. Distributor shall respond directly to Customer complaints regarding the performance of the Products. Distributor shall keep a record of all Customer complaints and shall immediately (and in any event within twenty-four (24) hours) notify Response of any such Customer complaints. Distributor shall be solely responsible for any required reporting of adverse events to regulatory authorities.

(8)	Article 8.3.2 is deleted in its entirety and replaced with the following one:

8.3.2 At Response’s sole discretion, and without charge, Response may supply minor Software enhancements and feature upgrades compatible with the Reader purchased by the Customer (“Upgrade”). As between Response and Distributor, Distributor shall be solely responsible and liable for distributing Upgrade to Customers and supporting Customer installation thereof, unless Response provides written notice to Distributor that Response wishes to directly support Customer Upgrade, in which case Distributor shall provide Response with all assistance reasonably requested by Response. Distributor shall create and maintain a record of each Software Upgrade performed by Distributor or one of Distributor’s Subdistributors (each such record, a “Software Upgrade Record”). Each Software Upgrade Record shall include and be maintained by Distributor pursuant to the (a) Customer’s name; (b) location of the Reader; (c) Reader serial number; and (d) date of installation of the Upgrade. Upon Response’s request, Distributor shall provide promptly to Response’s Customer Service Department a copy of each Software Upgrade Record. To the largest extent allowed by Applicable Laws, the ownership of the Software Upgrade Record shall belong to Response.

(9)	Article 9.5 is deleted in its entirety and replaced with the following one:

9.5 Limitation of Liability. RESPONSE’S AGGREGATE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND SALE OF THE PRODUCTS SHALL BE LIMITED TO THE AMOUNT PAID BY DISTRIBUTOR FOR THE PRODUCTS GIVING RISE TO THE LIABILITY, AND IN NO EVENT SHALL RESPONSE’S AGGREGATE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND/OR SALE OF THE PRODUCTS EXCEED THE TOTAL AMOUNTS RECEIVED BY RESPONSE FROM DISTRIBUTOR UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTHS PRIOR TO THE DATE OF THE FIRST EVENT GIVING RISE TO THE LIABILITY. IN NO EVENT SHALL RESPONSE BE LIABLE FOR COSTS OF goods or services that are substituted from some other source instead of Response. IN NO EVENT SHALL RESPONSE BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR INDIRECT DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT RESPONSE IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, OR DOWNTIME, OR FOR LOSS OF REVENUE OR PROFITS. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

(10)	Article 11.1 is deleted in its entirety and replaced with the following one:

11.1 Initial Term. Unless terminated earlier under the provisions of this Agreement, this Agreement shall continue in force from the Effective Date to December 31, 2016 (the “Initial Term”).

(11)	Article 11.3 is deleted in its entirety and replaced with the following one:

11.3 Termination. This Agreement may be terminated upon written notice:

(a)	by either party in its discretion with a minimum of six (6) months prior written notice;
(b)	by Response, if Distributor fails to pay Response in accordance with the provisions of Sections 3.9 and 3.10, and such failure is not cured within ten (10) days of receiving written notice thereof;
(c)	by Response immediately in the event that Distributor breaches Section 2.2 or Section 4.7, or fails in a Year to meet any Annual Commitment or Quarterly Commitment;
(d)

by either party if the other party commits any other breach of this Agreement and does not remedy the breach within sixty (60) days of receiving written notice thereof from the non-breaching party or the adverse influence cannot be removed;

(e)

by either party if the other party is unable to continue to meet its obligations under this agreement because (i) it becomes insolvent or bankrupt or makes an assignment for the benefit of creditors, or (ii) a receiver or trustee in bankruptcy is appointed for the other party, or if any proceeding in bankruptcy, receivership, or liquidation is instituted against the other party and is not dismissed within thirty (30) days; or

(f)	by Response, if there is any merger or acquisition in Distributor or its parent which causes the change in Distributor’s majority shareholder or ultimate controlling shareholder.

(12)	Last paragraph of 11.4 is deleted in its entirety and replaced with the following one:

Response has the right (but is not obligated to) repurchase, accept returns of, or otherwise take back any Products supplied to Distributor hereunder, either in connection with termination or expiration of this Agreement or otherwise, except in connection with a Recall or in accordance with Section 3.12.2 with respect to non-conforming Product.

(13)	Schedule B. Schedule B to the 1st Amendment is hereby deleted in its entirety and replaced with new Schedule B attached hereto.

(14)	Schedule C. Schedule C to the 1st Amendment is hereby deleted in its entirety and replaced with new Schedule C attached hereto.

(15)	Schedule C-1. Schedule C-1 to the 1st Amendment is hereby deleted in its entirety and replaced with new Schedule C-1 attached hereto.

(16)	Schedule F to the Agreement is hereby deleted in its entirety.

3.	Both Parties agree that the 1st Amendment will be terminated upon execution of this Amendment.

4.

Each Party hereby represents and warrants to the other that it has the corporate power and authority to enter into this Amendment and this Amendment constitutes a legal, valid and binding obligation, enforceable against such Party in accordance with its terms.

5.

This Amendment may be executed in counterparts, including by facsimile or electronically transmitted (PDF) signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.	This Amendment shall be effective upon the Amendment Effective Date.

7.

This Amendment constitutes the entire agreement among the parties with respect to the amendment of the Agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Other than as set forth in this Amendment, all of the terms and conditions of the Agreement and the 1st Amendment will continue in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above.

RESPONSE BIOMEDICAL CORP.		SHANGHAI ELITE BIO., LTD.
上海澳宜德生物技术有限公司

By:	s/ William Adams	By:	s/Yiren Huang
Name:	William Adams	Name:	Yiren Huang
Title:	Chief Financial Officer	Title:	General Manager

Schedule B

Annual Commitment

During the Term, the Annual Commitment for Distributor’s purchase of each of the Products for the Territory shall be as follows:

Catalog Number	Product	Description	2013[9]	2014[10]	2015[11]	2016
			In Units	In Units	In Units	In Units
90001	RAMP Assay	RAMP Myoglobin Test Kit, 25 tests/kit	[***]	[***]	[***]	TBD
90006	RAMP Assay	RAMP CK-MB Test Kit, 25 tests/kit	[***]	[***]	[***]	TBD
90012	RAMP Assay	RAMP Troponin I Test Kit, 25 tests/kit	[***]	[***]	[***]	TBD
90029	RAMP Assay	RAMP NT-proBNP Test Kit, 25 tests/kit	[***]	[***]	[***]	TBD
90080	RAMP Assay	RAMP D-dimer Test Kit, 25 tests/kit	N/A	N/A	[***]	TBD
C1200	Response Reader System	Response Reader System; RAMP 100	[***]	[***]	[***]	TBD
C2200	Response Reader Advanced System Control Modules	Response Reader Advanced System; RAMP200CM	[***]	[***]	[***]	TBD
C2300	Response Reader Advanced System Test Modules	Response Reader Advanced System; RAMP200TM	[***]	[***]	[***]	TBD
Annual Commitment in US Dollars			[***]	[***]	[***]	[***][12]

9 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

10 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

11 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

12 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Schedule C

Transfer Prices

The Transfer Price for each Product shall be as follows (subject to adjustment as provided in Section 3.8):

Product Transfer Price List based on 2015 Annual Commitment
Cat. No.	Product
	Test Kit	Transfer Price Per Kit (US$)[13]
90001	RAMP Myoglobin Test Kit, 25 tests/kit	[***]
90006	RAMP CK-MB Test Kit, 25 tests/kit	[***]
90012	RAMP Troponin I Test Kit, 25 tests/kit	[***]
90029	RAMP NT-proBNP Test Kit, 25 tests/kit	[***]
90080	RAMP D-dimer Test Kit, 25 tests/kit	[***]
	Reader	Transfer Price Per Unit (US$)[14]
C1200	Response Reader System; RAMP 100	[***]
C2200	Response Reader Advanced System; RAMP200CM	[***]
C2300	Response Reader Advanced System; RAMP200TM	[***]
	Accessory	Transfer Price Per Unit (US$)[15]
RA3030	RAMP Reader Accessory; Printer System	[***]
RA4045	RAMP 200 Accessory; Barcode Scanner	[***]
RA4040	RAMP 200 Accessory; Printer System	[***]
RA3035	RAMP Reader Accessory; Barcode Wand	[***]

13 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

14 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

15 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Schedule C (continued)

Rebate Transfer Prices

Response and Distributor have agreed to a rebate (“Rebate”) that provides for Response to reimburse Distributor an amount under certain conditions, mutually agreed upon by both parties, such conditions for 2015 are stated in the rebate agreement attached hereto as Schedule C-1.

Product Transfer Price List based on 2015 Rebate Plan
Cat. No.	Product
	Test Kit	Rebate Transfer Price Per Kit (US$)[16]
90001	RAMP Myoglobin Test Kit, 25 tests/kit	[***]
90006	RAMP CK-MB Test Kit, 25 tests/kit	[***]
90012	RAMP Troponin I Test Kit, 25 tests/kit	[***]
90029	RAMP NT-proBNP Test Kit, 25 tests/kit	[***]
90080	RAMP D-dimer Test Kit, 25 tests/kit	[***]*
	Reader	Rebate Transfer Price Per Unit (US$)[17]
C1200	Response Reader System; RAMP 100	[***]
C2200	Response Reader Advanced System; RAMP200CM	[***]
C2300	Response Reader Advanced System; RAMP200TM	[***]
	Accessory	Rebate Transfer Price Per Unit (US$)[18]
RA3030	RAMP Reader Accessory; Printer System	[***]
RA4045	RAMP 200 Accessory; Barcode Scanner	[***]
RA4040	RAMP 200 Accessory; Printer System	[***]
RA3035	RAMP Reader Accessory; Barcode Wand	[***]

* The RAMP D-dimer Test Kit, 25 tests/kit Rebate Transfer price is only applicable for up to [***]19 test kits. Any purchases greater than [***]20 kits will not be eligible for the rebate price and will be at the full Transfer Price.

16 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

17 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

18 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

19 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

20 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Schedule C-1

2015 Rebate Agreement

This Rebate Agreement (“Rebate Agreement”) is effective as of April 23, 2015 and is by and between Distributor and Response for the purpose of establishing the terms of Distributor’s Rebate.

Whereas, Distributor and Response have entered into an International Distribution Agreement dated as of September 18th, 2013 (the “Agreement”) relating to the Products set forth on Schedule A (the “Products”).

Whereas, Response desires to reimburse Distributor, through this Rebate Agreement, the amount stated herein.

Now, therefore, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.     Term The term of this Rebate Agreement shall commence on April 23, 2015 and terminates on December 31, 2015. The Term may be extended by mutual written agreement of the parties.

2.     Rebate Terms Response shall pay to Distributor a Rebate equivalent to the difference in dollars between the Per Unit Transfer Prices and Per Unit Rebate Transfer Prices listed on Schedule C, subject to the following conditions:

2015	Q1[21]	Q2[22]	Q3[23]	Q4[24]	Total Annual Minimums[25]
Minimum Quarterly Revenue at the Transfer Price	[***]	[***]	[***]	[***]	[***]
Minimum Quantity of [***][26] Test Kits	[***]	[***]	[***]	[***]	[***]

21 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

22 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

23 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

24 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

25 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

26 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Response shall not be obligated to pay Rebate to Distributor if Distributor fails to meet both of the above minimums: (i) Minimum Quarterly Revenue at the Transfer Price; and (ii) Minimum Quantity of [***]27 Tests Kits. To avoid misunderstanding, the parties agree that:

a)      Distributor shall meet each quarter’s minimums as specified above in order to get such quarter’s respective rebate and order shortfalls cannot be made up in a subsequent quarter;

b)      Purchases of [***]28 and Readers purchased under promotions (see below) will not be included in the Minimum Quarterly Revenue at the Transfer Price calculated in the chart above; and

c)     In order to receive 100% of the earned rebates, Distributor shall meet the Total Annual Minimums for both: (i) the sum of the Minimum Quarterly Revenue at the Transfer Price of [***]29; and (ii) the Minimum Quantity of [***]30 Test Kits of [***]31 Kits, which in the case of [***]32, is greater than the sum of the quarterly Minimum Quantities of [***]33 Test Kits.

Promotions:

Response Reader System; RAMP 100:

Distributor will be eligible to purchase up to a maximum of [***]34 Response Reader System; RAMP 100 readers (the “RAMP 100 Systems”) at [***]35 of the Transfer Price provided that such RAMP 100 Systems are purchased in multiples of two (2). These RAMP 100 Systems will not count towards the Minimum Quarterly Revenue at the Transfer Price (as noted above). Any purchases above [***]36 RAMP 100 Systems will not be eligible for the rebate price and will be at the full Transfer Price.

Response Reader Advanced System; RAMP 200:

Distributor will be eligible to purchase up to a maximum of [***]37 RAMP 200 systems consisting of one (1) Response Reader Advanced System; RAMP200CM and two (2) Response Reader Advanced System; RAMP200TM (the “RAMP 200 Systems”) at [***]38 of the Transfer Price provided that such RAMP 200 Systems are purchased in multiples of two (2). These RAMP 200 Systems will not count towards the Minimum Quarterly Revenue at the Transfer Price (as noted above). Any purchases above [***]39 RAMP 200 Systems will not be eligible for the rebate price and will be at the full Transfer Price.

27 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

28 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

29 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

30 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

31 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

32 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

33 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

34 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

35 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

36 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

37 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

38 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

39 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

[***]40:

The RAMP [***]41 Test Kit, 25 tests/kit Rebate Transfer Price is only applicable for up to [***]42 test kits. The RAMP [***]43 Test Kits purchased at the Rebate Transfer Price will not count towards the Minimum Quarterly Revenue at the Transfer Price (as noted above). Any purchases greater than [***]44 kits will not be eligible for the rebate price and will be at the full Transfer Price.

3.     Rebate Payment Terms

a) Quarterly Rebate: If the conditions in Section 2 above are met, then Response will issue a Credit Note for [***]45 of the Quarterly Rebate which may be used by Distributor for credit against future payables to Response under this Agreement at the written request of the Distributor and Distributor will be eligible to deduct the Credit Note amount from its future payables to Response. Details are as follows:

Q1 – [***]46 Quarterly Rebate may be used.

Q2 - [***]47 of the cumulative Quarterly Rebate for Q1 and Q2 will be eligible to be applied to the first shipment in Q3.

Q3 - [***]48 of the Q3 Quarterly Rebate will be eligible to be applied to the first shipment in Q4.

Q4 – [***]49 of the Q4 Quarterly Rebate will be eligible to be applied to the first shipment in 2016.

40 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

41 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

42 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

43 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

44 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

45 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

46 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

47 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

48 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

49 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

b) Annual Rebate:

(i) If the Total Annual Minimums set forth in Section 2 above are achieved, then the remaining [***]50 of each Quarterly Rebate can be applied to the first shipment in 2016; or

(ii) If the Total Annual Minimums set forth in Section 2 above are not achieved, then the remaining [***]51 of each Quarterly Rebate will be forfeited.

c) Rebates will not be paid out in cash.

In witness whereof, the parties hereto have executed this Rebate Agreement effective as of the date set forth above.

RESPONSE BIOMEDICAL CORP.		SHANGHAI ELITE BIO., LTD.
上海澳宜德生物技术有限公司

By:	s/ William Adams	By:	s/Yiren Huang
Name:	William Adams	Name:	Yiren Huang
Title:	Chief Financial Officer	Title:	General Manager

50 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

51 [***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions